Exhibit 10.3

授权委托书

Power of Attorney

日期：___年___月___日

Date: January 28, 2022

本人，白湧，中国公民，身份证号码为*，在本授权委托书签署之日拥有深圳市贝斯曼精密仪器有限公司（“深圳贝斯曼”）81.9748%的股权。就本人现时和将来在深圳贝斯曼持有的股权（“本人股权”），本人特此不可撤销地授权和委托北京阿伽门农科技服务有限公司（“WFOE”）在本授权委托书的有效期内代表本人行使如下权利和办理如下事项：

I, BAI Yong, a citizen of the People’s Republic of China (“China” or the “PRC”) whose Identification Card No. is *, and a holder of 81.9748% of the registered capital of Shenzhen Bestman Instrument. Co., Ltd. (“Shenzhen Bestman”) as of the date of this Power of Attorney, hereby irrevocably authorize and entrust Beijing Agamemnon Technology Service Co., LTD (the “WFOE”) to exercise the following rights and handle the following matters on my behalf relating to all equity interests held by me now and in the future in Shenzhen Bestman (“My Shareholding”), during the term of this Power of Attorney:

授权WFOE作为本人唯一的、排他的代理人，就有关本人股权的权利和事宜，全权代表本人行使包括但不限于如下的权利和处理如下事项：1）召集和参加深圳贝斯曼的股东会；2）行使中国法律和深圳贝斯曼章程下规定的本人所享有的全部股东权和股东表决权；3）处理本人股权（全部或任何一部分）的出售、转让、质押或处置，包括但不限于代表本人签署所有必要的股权转让文件、其他处置本人股权的文件和办理所有必要手续；4）以本人的名义，代表本人以深圳贝斯曼的股东和执行董事的身份签署任何决议和会议记录；5）代表本人提名、选举、指定、任命和罢免深圳贝斯曼的法定代表人、董事、监事、总经理、财务总监以及其他高级管理人员；以及6）批准修改公司章程。未经WFOE书面同意，本人无权增资、减资、转让、再次质押、或以其他任何方式处置、变更本人股权。

The WFOE is hereby authorized, as my sole and exclusive agent and attorney, to act on behalf of myself with respect to all rights and matters concerning My Shareholding, including without limitation to: 1) convening and attending shareholders’ meetings of Shenzhen Bestman; 2) exercising all of the shareholder’s rights and shareholder’s voting rights that I am entitled to under the laws of China and the articles of association of Shenzhen Bestman; 3) handling the sale, transfer, pledge or disposition of My Shareholding (in part or in whole), including without limitation executing all necessary equity transfer documents and other documents for disposal of My Shareholding and fulfilling all necessary procedures; 4) representing myself in executing any resolutions and minutes as a shareholder (and the executive director) of Shenzhen Bestman on my behalf; 5) nominating, electing, designating, appointing or removing on behalf of myself the legal representative, directors, supervisors, general managers, chief executive officer and other senior management members of Shenzhen Bestman; and 6) approving the amendments to the company’s articles of association. Without written consent by WFOE, I have no right to increase, decrease, transfer, pledge, or by any other manner to dispose or change My Shareholding.

针对于___年___月___日WFOE、深圳贝斯曼和（或）本人之间签署的独家购买权协议、股权质押协议和独家业务合作协议，WFOE将有权代表本人签署上述协议的任何补充协议、附属文件、修订、和（或）修改和重述版，以及前述文件中约定的需由本人签署的所有其他协议和文件（包括但不限于独家购买权协议所描述的为转让“被购买股权”而需签署的“转让合同”），并如期履行前述协议和文件下的义务。该权利的行使将不对本授权委托书下的其他授权形成任何限制。

Without limiting the generality of the powers granted hereunder, the WFOE shall have the power and authority to, on behalf of myself, execute all and any supplementary agreements, ancillary documents, modifications, and/or amended and restated versions in relation to the Exclusive Option Agreement, Equity Interest Pledge Agreement and Exclusive Business Cooperation Agreement dated ________, by and among WFOE, Shenzhen Bestman and/or myself, and any documents and agreements I shall sign as required in the aforesaid agreements (including without limitation the “Transfer Contract” for the transfer of the “Optioned Interests” as described under the Exclusive Option Agreement), and perform the obligations under the aforesaid documents and agreements.

WFOE就本人股权的一切行为均视为本人的行为，签署的一切文件均视为本人签署。本人对于WFOE就本人股权采取的行为和签署的文件予以承认。

All the actions associated with My Shareholding conducted by the WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by the WFOE shall be deemed to be executed by me. I hereby acknowledge and ratify the actions taken by the WFOE and the documents executed by the WFOE in relation to My Shareholding.

本人在此同意，WFOE有权将其在本授权委托书下的一个或多个受托事项和相关权利自行再委托其他人或单位行使而不必事先获得本人的同意。如果中国法律有要求，WFOE应指派合格的中国公民处理本授权委托书中的事项和行使本授权委托书中的权利。

I hereby agree that the WFOE has the right to re-authorize or assign one or multiple matters and its rights related to such matters under this Power of Attorney to any other person or entity at its own discretion and without obtaining my prior consent. If required by PRC laws, the WFOE shall designate a qualified PRC citizen to handle such matters and exercise such rights as set forth in this Power of Attorney.

本授权委托书自签署之日生效。自授权委托书签署之日起，在本人为深圳贝斯曼的股东期间，本授权委托书不可撤销并持续有效。

This Power of Attorney takes effect as of the date hereof. During the period that I am a shareholder of Shenzhen Bestman, this Power of Attorney shall be irrevocable and continuously effective and valid from the date of execution of this Power of Attorney.

本授权委托书期间，本人特此放弃已经通过本授权委托书授权给WFOE的与本人股权有关的所有权利，不再自行行使该等权利。

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to the WFOE through this Power of Attorney, and shall not exercise such rights by myself.

本授权委托书以中文和英文书就。如果中文版本和英文版本之间有任何不一致，以中文版本为准。

This Power of Attorney is written in Chinese and English. In case of any conflicts between the Chinese version and the English Version, the Chinese version shall prevail.

签署：
By:	/s/BAI Yong
姓名：
Name:	BAI Yong

见证人
Witness:	/s/ Li Yufang
姓名：
Name:	Li Yufang

接受：

Accepted by

北京阿伽门农科技服务有限公司

Beijing Agamemnon Technology Service Co., LTD

签字：
By:	/s/ Qing Wang
姓名：	王庆
Name:	WANG Qing
职位：	法定代表人
Title:	Legal Representative

承认：

Acknowledged by：

深圳市贝斯曼精密仪器有限公司

Shenzhen Bestman Instrument. Co., Ltd.

签字：
By:	/s/ BAI Yong
姓名：	白湧
Name:	BAI Yong
职位：	法定代表人
Title:	Legal Representative

授权委托书

Power of Attorney

日期：___年___月___日

Date: January 28, 2022

本人，白华烨，中国公民，身份证号码为*，在本授权委托书签署之日拥有深圳市贝斯曼精密仪器有限公司（“深圳贝斯曼”）10.1317%的股权。就本人现时和将来在深圳贝斯曼持有的股权（“本人股权”），本人特此不可撤销地授权和委托北京阿伽门农科技服务有限公司（“WFOE”）在本授权委托书的有效期内代表本人行使如下权利和办理如下事项：

I, BAI Huaye, a citizen of the People’s Republic of China (“China” or the “PRC”) whose Identification Card No. is * and a holder of 10.1317% of the registered capital of Shenzhen Bestman Instrument. Co., Ltd. (“Shenzhen Bestman”) as of the date of this Power of Attorney, hereby irrevocably authorize and entrust Beijing Agamemnon Technology Service Co., LTD (the “WFOE”) to exercise the following rights and handle the following matters on my behalf relating to all equity interests held by me now and in the future in Shenzhen Bestman (“My Shareholding”), during the term of this Power of Attorney:

授权WFOE作为本人唯一的、排他的代理人，就有关本人股权的权利和事宜，全权代表本人行使包括但不限于如下的权利和处理如下事项：1）召集和参加深圳贝斯曼的股东会；2）行使中国法律和深圳贝斯曼章程下规定的本人所享有的全部股东权和股东表决权；3）处理本人股权（全部或任何一部分）的出售、转让、质押或处置，包括但不限于代表本人签署所有必要的股权转让文件、其他处置本人股权的文件和办理所有必要手续；4）以本人的名义，代表本人以深圳贝斯曼的股东的身份签署任何决议和会议记录；5）代表本人提名、选举、指定、任命和罢免深圳贝斯曼的法定代表人、董事、监事、总经理、财务总监以及其他高级管理人员；以及6）批准修改公司章程。未经WFOE书面同意，本人无权增资、减资、转让、再次质押、或以其他任何方式处置、变更本人股权。

The WFOE is hereby authorized, as my sole and exclusive agent and attorney, to act on behalf of myself with respect to all rights and matters concerning My Shareholding, including without limitation to: 1) convening and attending shareholders’ meetings of Shenzhen Bestman; 2) exercising all of the shareholder’s rights and shareholder’s voting rights that I am entitled to under the laws of China and the articles of association of Shenzhen Bestman; 3) handling the sale, transfer, pledge or disposition of My Shareholding (in part or in whole), including without limitation executing all necessary equity transfer documents and other documents for disposal of My Shareholding and fulfilling all necessary procedures; 4) representing myself in executing any resolutions and minutes as a shareholder of Shenzhen Bestman on my behalf; 5) nominating, electing, designating, appointing or removing on behalf of myself the legal representative, directors, supervisors, general managers, chief executive officer and other senior management members of Shenzhen Bestman; and 6) approving the amendments to the company’s articles of association. Without written consent by WFOE, I have no right to increase, decrease, transfer, pledge, or by any other manner to dispose or change My Shareholding.

针对于___年___月___日WFOE、深圳贝斯曼和（或）本人之间签署的独家购买权协议、股权质押协议和独家业务合作协议，WFOE将有权代表本人签署上述协议的任何补充协议、附属文件、修订、和（或）修改和重述版，以及前述文件中约定的需由本人签署的所有其他协议和文件（包括但不限于独家购买权协议所描述的为转让“被购买股权”而需签署的“转让合同”），并如期履行前述协议和文件下的义务。该权利的行使将不对本授权委托书下的其他授权形成任何限制。

Without limiting the generality of the powers granted hereunder, the WFOE shall have the power and authority to, on behalf of myself, execute all and any supplementary agreements, ancillary documents, modifications, and/or amended and restated versions in relation to the Exclusive Option Agreement, Equity Interest Pledge Agreement and Exclusive Business Cooperation Agreement dated ________, by and among WFOE, Shenzhen Bestman and/or myself, and any documents and agreements I shall sign as required in the aforesaid agreements (including without limitation the “Transfer Contract” for the transfer of the “Optioned Interests” as described under the Exclusive Option Agreement), and perform the obligations under the aforesaid documents and agreements.

WFOE就本人股权的一切行为均视为本人的行为，签署的一切文件均视为本人签署。本人对于WFOE就本人股权采取的行为和签署的文件予以承认。

All the actions associated with My Shareholding conducted by the WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by the WFOE shall be deemed to be executed by me. I hereby acknowledge and ratify the actions taken by the WFOE and the documents executed by the WFOE in relation to My Shareholding.

本人在此同意，WFOE有权将其在本授权委托书下的一个或多个受托事项和相关权利自行再委托其他人或单位行使而不必事先获得本人的同意。如果中国法律有要求，WFOE应指派合格的中国公民处理本授权委托书中的事项和行使本授权委托书中的权利。

I hereby agree that the WFOE has the right to re-authorize or assign one or multiple matters and its rights related to such matters under this Power of Attorney to any other person or entity at its own discretion and without obtaining my prior consent. If required by PRC laws, the WFOE shall designate a qualified PRC citizen to handle such matters and exercise such rights as set forth in this Power of Attorney.

本授权委托书自签署之日生效。自授权委托书签署之日起，在本人为深圳贝斯曼的股东期间，本授权委托书不可撤销并持续有效。

This Power of Attorney takes effect as of the date hereof. During the period that I am a shareholder of Shenzhen Bestman, this Power of Attorney shall be irrevocable and continuously effective and valid from the date of execution of this Power of Attorney.

本授权委托书期间，本人特此放弃已经通过本授权委托书授权给WFOE的与本人股权有关的所有权利，不再自行行使该等权利。

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to the WFOE through this Power of Attorney, and shall not exercise such rights by myself.

本授权委托书以中文和英文书就。如果中文版本和英文版本之间有任何不一致，以中文版本为准。

This Power of Attorney is written in Chinese and English. In case of any conflicts between the Chinese version and the English Version, the Chinese version shall prevail.

签署：
By:	/s/ BAI Huaye
姓名：	白华烨
Name:	BAI Huaye

见证人
Witness:	Li Yufang
姓名：	Li Yufang
Name:	Li Yufang

接受：

Accepted by

北京阿伽门农科技服务有限公司

Beijing Agamemnon Technology Service Co., LTD

签字：
By:	/s/ Qing Wang
姓名：	王庆
Name:	WANG Qing
职位：	法定代表人
Title:	Legal Representative

承认：

Acknowledged by：

深圳市贝斯曼精密仪器有限公

Shenzhen Bestman Instrument. Co., Ltd.

签字：
By:	/s/ BAI Yong
姓名	白湧
Name:	BAI Yong
职位：	法定代表人
Title:	Legal Representative

授权委托书

Power of Attorney

日期：___年___月___日

Date: January 28, 2022

本企业，深圳市贝斯正合投资咨询企业（有限合伙），一家依照中国法律设立和存在的有限合伙企业，统一社会信用代码为*，在本授权委托书签署之日拥有深圳市贝斯曼精密仪器有限公司（“深圳贝斯曼”）6.2236%的股权。就本企业现时和将来在深圳贝斯曼持有的股权（“本企业股权”），本企业特此不可撤销地授权和委托北京阿伽门农科技服务有限公司（“WFOE”）在本授权委托书的有效期内代表本企业行使如下权利和办理如下事项：

We, Shenzhen Beisi Zhenghe Investment Consulting Enterprise (Limited Partnership), a limited partnership organized and existing under the laws of the People’s Republic of China (“China” or the “PRC”) whose Company No. is * and a holder of 6.2236% of the registered capital of Shenzhen Bestman Instrument. Co., Ltd. (“Shenzhen Bestman”) as of the date of this Power of Attorney, hereby irrevocably authorize and entrust Beijing Agamemnon Technology Service Co., LTD (the “WFOE”) to exercise the following rights and handle the following matters on our behalf relating to all equity interests held by us now and in the future in Shenzhen Bestman (“Our Shareholding”), during the term of this Power of Attorney:

授权WFOE作为本企业唯一的、排他的代理人，就有关本企业股权的权利和事宜，全权代表本企业行使包括但不限于如下的权利和处理如下事项：1）召集和参加深圳贝斯曼的股东会；2）行使中国法律和深圳贝斯曼章程下规定的本企业所享有的全部股东权和股东表决权；3）处理本企业股权（全部或任何一部分）的出售、转让、质押或处置，包括但不限于代表本企业签署所有必要的股权转让文件、其他处置本企业股权的文件和办理所有必要手续；4）以本企业的名义，代表本企业以深圳贝斯曼的股东的身份签署任何决议和会议记录；5）代表本企业提名、选举、指定、任命和罢免深圳贝斯曼的法定代表人、董事、监事、总经理、财务总监以及其他高级管理人员；以及6）批准修改公司章程。未经WFOE书面同意，本企业无权增资、减资、转让、再次质押、或以其他任何方式处置、变更本企业股权。

The WFOE is hereby authorized, as our sole and exclusive agent and attorney, to act on behalf of ourselves with respect to all rights and matters concerning Our Shareholding, including without limitation to: 1) convening and attending shareholders’ meetings of Shenzhen Bestman; 2) exercising all of the shareholder’s rights and shareholder’s voting rights that we are entitled to under the laws of China and the articles of association of Shenzhen Bestman; 3) handling the sale, transfer, pledge or disposition of Our Shareholding (in part or in whole), including without limitation executing all necessary equity transfer documents and other documents for disposal of Our Shareholding and fulfilling all necessary procedures; 4) representing ourselves in executing any resolutions and minutes as a shareholder of Shenzhen Bestman on our behalf; 5) nominating, electing, designating, appointing or removing on behalf of ourselves the legal representative, directors, supervisors, general managers, chief executive officer and other senior management members of Shenzhen Bestman; and 6) approving the amendments to the company’s articles of association. Without written consent by WFOE, we have no right to increase, decrease, transfer, pledge, or by any other manner to dispose or change Our Shareholding.

针对于___年___月___日WFOE、深圳贝斯曼和（或）本企业之间签署的独家购买权协议、股权质押协议和独家业务合作协议，WFOE将有权代表本企业签署上述协议的任何补充协议、附属文件、修订、和（或）修改和重述版，以及前述文件中约定的需由本企业签署的所有其他协议和文件（包括但不限于独家购买权协议所描述的为转让“被购买股权”而需签署的“转让合同”），并如期履行前述协议和文件下的义务。该权利的行使将不对本授权委托书下的其他授权形成任何限制。

Without limiting the generality of the powers granted hereunder, the WFOE shall have the power and authority to, on behalf of ourselves, execute all and any supplementary agreements, ancillary documents, modifications, and/or amended and restated versions in relation to the Exclusive Option Agreement, Equity Interest Pledge Agreement and Exclusive Business Cooperation Agreement dated ________, by and among WFOE, Shenzhen Bestman and/or ourselves, and any documents and agreements we shall sign as required in the aforesaid agreements (including without limitation the “Transfer Contract” for the transfer of the “Optioned Interests” as described under the Exclusive Option Agreement), and perform the obligations under the aforesaid documents and agreements.

WFOE就本企业股权的一切行为均视为本企业的行为，签署的一切文件均视为本企业签署。本企业对于WFOE就本企业股权采取的行为和签署的文件予以承认。

All the actions associated with Our Shareholding conducted by the WFOE shall be deemed as our own actions, and all the documents related to Our Shareholding executed by the WFOE shall be deemed to be executed by us. We hereby acknowledge and ratify the actions taken by the WFOE and the documents executed by the WFOE in relation to Our Shareholding.

本企业在此同意，WFOE有权将其在本授权委托书下的一个或多个受托事项和相关权利自行再委托其他人或单位行使而不必事先获得本企业的同意。如果中国法律有要求，WFOE应指派合格的中国公民处理本授权委托书中的事项和行使本授权委托书中的权利。

We hereby agree that the WFOE has the right to re-authorize or assign one or multiple matters and its rights related to such matters under this Power of Attorney to any other person or entity at its own discretion and without obtaining our prior consent. If required by PRC laws, the WFOE shall designate a qualified PRC citizen to handle such matters and exercise such rights as set forth in this Power of Attorney.

本授权委托书自签署之日生效。自授权委托书签署之日起，在本企业为深圳贝斯曼的股东期间，本授权委托书不可撤销并持续有效。

This Power of Attorney takes effect as of the date hereof. During the period that we are a shareholder of Shenzhen Bestman, this Power of Attorney shall be irrevocable and continuously effective and valid from the date of execution of this Power of Attorney.

本授权委托书期间，本企业特此放弃已经通过本授权委托书授权给WFOE的与本企业股权有关的所有权利，不再自行行使该等权利。

During the term of this Power of Attorney, we hereby waive all the rights associated with Our Shareholding, which have been authorized to the WFOE through this Power of Attorney, and shall not exercise such rights by ourselves.

本授权委托书以中文和英文书就。如果中文版本和英文版本之间有任何不一致，以中文版本为准。

This Power of Attorney is written in Chinese and English. In case of any conflicts between the Chinese version and the English Version, the Chinese version shall prevail.

深圳市贝斯正合投资咨询企业（有限合伙）
Shenzhen Beisi Zhenghe Investment Consulting Enterprise (Limited Partnership)

签署：
By:	/s/ BAI Yong
姓名：	白湧
Name:	BAI Yong
职位：	执行事务合伙人
Title:	Executive Partner

见证人
Witness:	Li Yufang
姓名：	Li Yufang
Name:	Li Yufang

接受：

Accepted by

北京阿伽门农科技服务有限公司

Beijing Agamemnon Technology Service Co., LTD

签字：
By:	Qing Wang
姓名：	王庆
Name:	WANG Qing
职位：	法定代表人
Title:	Legal Representative

承认：

Acknowledged by：

深圳市贝斯曼精密仪器有限公司

Shenzhen Bestman Instrument. Co., Ltd.

签字：
By:	/s/ BAI Yong
姓名：	白湧
Name:	BAI Yong
职位：	法定代表人
Title:	Legal Representative

秘密文件 Strictly Confidential

授权委托书

Power of Attorney

日期：___年___月___日

Date: January 28, 2022

本企业，深圳市冠之合投资咨询企业（有限合伙），一家依照中国法律设立和存在的有限合伙企业，统一社会信用代码为*，在本授权委托书签署之日拥有深圳市贝斯曼精密仪器有限公司（“深圳贝斯曼”）1.6699%的股权。就本企业现时和将来在深圳贝斯曼持有的股权（“本企业股权”），本企业特此不可撤销地授权和委托北京阿伽门农科技服务有限公司（“WFOE”）在本授权委托书的有效期内代表本企业行使如下权利和办理如下事项：

We, Shenzhen Guanzhihe Investment Consulting Enterprise (Limited Partnership), a limited partnership organized and existing under the laws of the People’s Republic of China (“China” or the “PRC”) whose Company No. is * and a holder of 1.6699% of the registered capital of Shenzhen Bestman Instrument. Co., Ltd. (“Shenzhen Bestman”) as of the date of this Power of Attorney, hereby irrevocably authorize and entrust Beijing Agamemnon Technology Service Co., LTD (the “WFOE”) to exercise the following rights and handle the following matters on our behalf relating to all equity interests held by us now and in the future in Shenzhen Bestman (“Our Shareholding”), during the term of this Power of Attorney:

授权WFOE作为本企业唯一的、排他的代理人，就有关本企业股权的权利和事宜，全权代表本企业行使包括但不限于如下的权利和处理如下事项：1）召集和参加深圳贝斯曼的股东会；2）行使中国法律和深圳贝斯曼章程下规定的本企业所享有的全部股东权和股东表决权；3）处理本企业股权（全部或任何一部分）的出售、转让、质押或处置，包括但不限于代表本企业签署所有必要的股权转让文件、其他处置本企业股权的文件和办理所有必要手续；4）以本企业的名义，代表本企业以深圳贝斯曼的股东的身份签署任何决议和会议记录；5）代表本企业提名、选举、指定、任命和罢免深圳贝斯曼的法定代表人、董事、监事、总经理、财务总监以及其他高级管理人员；以及6）批准修改公司章程。未经WFOE书面同意，本企业无权增资、减资、转让、再次质押、或以其他任何方式处置、变更本企业股权。

The WFOE is hereby authorized, as our sole and exclusive agent and attorney, to act on behalf of ourselves with respect to all rights and matters concerning Our Shareholding, including without limitation to: 1) convening and attending shareholders’ meetings of Shenzhen Bestman; 2) exercising all of the shareholder’s rights and shareholder’s voting rights that we are entitled to under the laws of China and the articles of association of Shenzhen Bestman; 3) handling the sale, transfer, pledge or disposition of Our Shareholding (in part or in whole), including without limitation executing all necessary equity transfer documents and other documents for disposal of Our Shareholding and fulfilling all necessary procedures; 4) representing ourselves in executing any resolutions and minutes as a shareholder of Shenzhen Bestman on our behalf; 5) nominating, electing, designating, appointing or removing on behalf of ourselves the legal representative, directors, supervisors, general managers, chief executive officer and other senior management members of Shenzhen Bestman; and 6) approving the amendments to the company’s articles of association. Without written consent by WFOE, we have no right to increase, decrease, transfer, pledge, or by any other manner to dispose or change Our Shareholding.

秘密文件 Strictly Confidential

针对于___年___月___日WFOE、深圳贝斯曼和（或）本企业之间签署的独家购买权协议、股权质押协议和独家业务合作协议，WFOE将有权代表本企业签署上述协议的任何补充协议、附属文件、修订、和（或）修改和重述版，以及前述文件中约定的需由本企业签署的所有其他协议和文件（包括但不限于独家购买权协议所描述的为转让“被购买股权”而需签署的“转让合同”），并如期履行前述协议和文件下的义务。该权利的行使将不对本授权委托书下的其他授权形成任何限制。

Without limiting the generality of the powers granted hereunder, the WFOE shall have the power and authority to, on behalf of ourselves, execute all and any supplementary agreements, ancillary documents, modifications, and/or amended and restated versions in relation to the Exclusive Option Agreement, Equity Interest Pledge Agreement and Exclusive Business Cooperation Agreement dated ________, by and among WFOE, Shenzhen Bestman and/or ourselves, and any documents and agreements we shall sign as required in the aforesaid agreements (including without limitation the “Transfer Contract” for the transfer of the “Optioned Interests” as described under the Exclusive Option Agreement), and perform the obligations under the aforesaid documents and agreements.

WFOE就本企业股权的一切行为均视为本企业的行为，签署的一切文件均视为本企业签署。本企业对于WFOE就本企业股权采取的行为和签署的文件予以承认。

All the actions associated with Our Shareholding conducted by the WFOE shall be deemed as our own actions, and all the documents related to Our Shareholding executed by the WFOE shall be deemed to be executed by us. We hereby acknowledge and ratify the actions taken by the WFOE and the documents executed by the WFOE in relation to Our Shareholding.

本企业在此同意，WFOE有权将其在本授权委托书下的一个或多个受托事项和相关权利自行再委托其他人或单位行使而不必事先获得本企业的同意。如果中国法律有要求，WFOE应指派合格的中国公民处理本授权委托书中的事项和行使本授权委托书中的权利。

We hereby agree that the WFOE has the right to re-authorize or assign one or multiple matters and its rights related to such matters under this Power of Attorney to any other person or entity at its own discretion and without obtaining our prior consent. If required by PRC laws, the WFOE shall designate a qualified PRC citizen to handle such matters and exercise such rights as set forth in this Power of Attorney.

本授权委托书自签署之日生效。自授权委托书签署之日起，在本企业为深圳贝斯曼的股东期间，本授权委托书不可撤销并持续有效。

This Power of Attorney takes effect as of the date hereof. During the period that we are a shareholder of Shenzhen Bestman, this Power of Attorney shall be irrevocable and continuously effective and valid from the date of execution of this Power of Attorney.

秘密文件Strictly Confidential

本授权委托书期间，本企业特此放弃已经通过本授权委托书授权给WFOE的与本企业股权有关的所有权利，不再自行行使该等权利。

During the term of this Power of Attorney, we hereby waive all the rights associated with Our Shareholding, which have been authorized to the WFOE through this Power of Attorney, and shall not exercise such rights by ourselves.

本授权委托书以中文和英文书就。如果中文版本和英文版本之间有任何不一致，以中文版本为准。

This Power of Attorney is written in Chinese and English. In case of any conflicts between the Chinese version and the English Version, the Chinese version shall prevail.

秘密文件 Strictly Confidential

深圳市冠之合投资咨询企业（有限合伙）
Shenzhen Guanzhihe Investment Consulting Enterprise (Limited Partnership)

签署：
By:	/s/ BAI Yong
姓名：	白湧
Name:	BAI Yong
职位：	执行事务合伙人
Title:	Executive Partner

见证人
Witness:	Li Yufang
姓名：	Li Yufang
Name:	Li Yufang

接受：

Accepted by

北京阿伽门农科技服务有限公司

Beijing Agamemnon Technology Service Co., LTD

签字：
By:	/s/ Qing Wang
姓名：	王庆
Name:	WANG Qing
职位：	法定代表人
Title:	Legal Representative

承认：

Acknowledged by：

深圳市贝斯曼精密仪器有限公司

Shenzhen Bestman Instrument. Co., Ltd.

签字：
By:	/s/ BAI Yong
姓名：	白湧
Name:	BAI Yong
职位：	法定代表人
Title:	Legal Representative